TEREX CORPORATION ANNOUNCES SECOND QUARTER 2021 RESULTS

•Excellent quarterly financial results as end-markets are robust
•Increased financial outlook for full-year 2021
•Delivered strong, positive quarterly free cash flow
•Reduced leverage by prepayment of term loan
•Expanded crushing and screening business with a bolt-on acquisition
•Announced new Genie President

NORWALK, CT, July 29, 2021 -- Terex Corporation (NYSE: TEX) announced second quarter 2021 income from continuing operations of $72.3 million, or $1.02 per share, on net sales of $1.0 billion. In the second quarter of 2020, the reported loss from continuing operations was ($3.2) million, or ($0.05) per share, on net sales of $690.5 million.

“During the second quarter, our global team members’ relentless focus on safety and disciplined execution of our strategy led to robust bookings, revenue growth and margin expansion in both of our business segments. Aerial Work Platforms (AWP) execution resulted in strong operating margins. Materials Processing (MP) had another excellent quarter with outstanding performance across its portfolio of businesses,” said Terex Chairman and Chief Executive Officer John L. Garrison, Jr.

“Given the strong first-half performance and significantly improved end markets, we have raised our full-year 2021 guidance, which takes into consideration current supply chain conditions. We increased our full-year sales outlook to approximately $3.9 billion with an EPS range of $2.85 to $3.05,” continued Mr. Garrison.

John Sheehan, Senior Vice President and Chief Financial Officer, said, “Aggressive working capital management drove $101 million of free cash flow in the quarter and $141 million of free cash flow year-to-date. Our strong financial results and liquidity enabled us to prepay $83 million of term loans and continue to reduce leverage. In addition, we will continue to use our liquidity to fund future growth opportunities."

In early July, MP completed a bolt-on acquisition with the purchase of MDS International (MDS), a manufacturer of heavy duty aggregate and recycling trommels, apron feeders and conveyor systems. Kieran Hegarty, President of MP, commented, “The addition of MDS to our portfolio of businesses will bolster our growth and improve our product offerings. MDS is on an excellent growth trajectory, and its products complement our crushing and screening business.”

Mr. Garrison continued, “I am pleased that Simon Meester was announced earlier this week as President of Genie reflecting our confidence in Simon to lead the Genie business.”

Mr. Garrison concluded, “We are well-positioned as we enter the second-half of 2021, with strong backlog and continued investment in the business, while maintaining cost discipline and generating sustained, positive free cash flow. These actions drive our disciplined capital allocation strategy and positions us to deliver strong shareholder returns.”

Non-GAAP Measures and Other Items

Results of operations reflect continuing operations. All per share amounts are on a fully diluted basis. A comprehensive review of the quarterly financial performance is contained in the presentation that will accompany the Company’s earnings conference call.

In this press release, Terex refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. Terex believes that this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses.

The Glossary at the end of this press release contains further details about this subject.

Total amounts in tables of this release may not calculate due to rounding.

Conference Call

The Company has scheduled a conference call to review the financial results on Friday, July 30, 2021 beginning at 11:30 a.m. ET. John Garrison, Chairman and CEO, will host the call. A simultaneous webcast of this call can be accessed at https://investors.terex.com. Participants are encouraged to access the call 10 minutes prior to the starting time. The call will also be archived in the Event Archive at https://investors.terex.com.

Forward-Looking Statements

Certain information in this press release includes forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995) regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10-K for the year ending December 31, 2020, and subsequent reports we file with the U.S. Securities and Exchange Commission from time to time, in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Contingencies and Uncertainties.” In addition, when included in this press release or in documents incorporated herein by reference, the words “may,” “expects,” “should,” “intends,” “anticipates,” “believes,” “plans,” “projects,” “estimates,” “will” and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. We have based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Such risks and uncertainties, many of which are beyond our control, include, among others:

•our business has been, and could be further, adversely impacted by global health pandemics such as the outbreak of a new strain of coronavirus (“COVID-19”);
•our business is highly competitive and is affected by our cost structure, pricing, product initiatives and other actions taken by competitors;
•we are dependent upon third-party suppliers, making us vulnerable to supply shortages and price increases;
•our operations are subject to a number of potential risks that arise from operating a multinational business, including compliance with changing regulatory environments and political instability;
•a material disruption to one of our significant facilities;
•our business is sensitive to government spending;
•our business is affected by the cyclical nature of markets we serve;
•our financial results could be adversely impacted by the United Kingdom’s (“U.K.”) departure from the European Union (“E.U.”);
•changes affecting the availability of the London Interbank Offered Rate ("LIBOR") may have consequences on us that cannot yet reasonably be predicted;
•our need to comply with restrictive covenants contained in our debt agreements;
•our ability to generate sufficient cash flow to service our debt obligations and operate our business;
•our ability to access the capital markets to raise funds and provide liquidity;
•the financial condition of suppliers and customers, and their continued access to capital;
•exposure from providing financing and credit support for some of our customers;
•we may experience losses in excess of recorded reserves;
•our business is global and subject to changes in exchange rates between currencies, commodity price changes, regional economic conditions and trade relations;
•our retention of key management personnel;
•possible work stoppages and other labor matters;
•changes in import/export regulatory regimes, imposition of tariffs, escalation of global trade conflicts and unfairly traded imports, particularly from China, could continue to negatively impact our business;
•compliance with changing laws and regulations, particularly environmental and tax laws and regulations;
•litigation, product liability claims and other liabilities;
•our compliance with the United States ("U.S.") Foreign Corrupt Practices Act and similar worldwide anti-corruption laws;
•increased regulatory focus on privacy and data security issues and expanding laws;
•our ability to comply with an injunction and related obligations imposed by the U.S. Securities and Exchange Commission (“SEC”);
•our ability to successfully implement our strategy:
•disruption or breach in our information technology systems and storage of sensitive data; and
•other factors.

Actual events or our actual future results may differ materially from any forward-looking statement due to these and other risks, uncertainties and material factors. The forward-looking statements contained herein speak only as of the date of this press release and the forward-looking statements contained in documents incorporated herein by reference speak only as of the date of the respective documents. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained or incorporated by reference in this press release to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Total amounts in tables of this press release may not add due to rounding.

About Terex
Terex Corporation is a global manufacturer of aerial work platforms and materials processing machinery. The Company designs, builds, and supports products used in construction, maintenance, manufacturing, energy, minerals and materials management applications. The Company's products are manufactured in North and South America, Europe, Australia, and Asia and sold worldwide. The Company engages with customers through all stages of the product life cycle, from initial specification and financing to parts and service support. Terex uses its website (www.terex.com) to make information available to its investors.

Contact Information
Terex Corporation
Randy Wilson
Director, Investor Relations
203-221-5415

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
(in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,

	2021	2020	2021	2020
Net sales	$1,038.7	$690.5	$1,902.9	$1,524.1
Cost of goods sold	(807.1)	(583.4)	(1,495.9)	(1,280.3)
Gross profit	231.6	107.1	407.0	243.8
Selling, general and administrative expenses	(109.1)	(99.7)	(223.0)	(243.5)
Income (loss) from operations	122.5	7.4	184.0	0.3
Other income (expense)
Interest income	1.6	0.8	2.3	1.7
Interest expense	(13.0)	(16.5)	(28.3)	(34.2)
Loss on early extinguishment of debt	(25.6)	—	(27.7)	—
Other income (expense) – net	1.2	2.1	3.8	0.5
Income (loss) from continuing operations before income taxes	86.7	(6.2)	134.1	(31.7)
(Provision for) benefit from income taxes	(14.4)	3.0	(22.1)	3.8
Income (loss) from continuing operations	72.3	(3.2)	112.0	(27.9)
Income (loss) from discontinued operations – net of tax	—	(1.0)	—	(1.2)
Gain (loss) on disposition of discontinued operations- net of tax	1.6	(5.0)	2.0	(5.0)
Net income (loss)	$73.9	$(9.2)	$114.0	$(34.1)
Basic earnings (loss) per Share:
Income (loss) from continuing operations	$1.04	$(0.05)	$1.61	$(0.40)
Income (loss) from discontinued operations – net of tax	—	(0.01)	—	(0.02)
Gain (loss) on disposition of discontinued operations – net of tax	0.02	(0.07)	0.03	(0.07)
Net income (loss)	$1.06	$(0.13)	$1.64	$(0.49)
Diluted earnings (loss) per Share:
Income (loss) from continuing operations	$1.02	$(0.05)	$1.58	$(0.40)
Income (loss) from discontinued operations – net of tax	—	(0.01)	—	(0.02)
Gain (loss) on disposition of discontinued operations – net of tax	0.02	(0.07)	0.03	(0.07)
Net income (loss)	$1.04	$(0.13)	$1.61	$(0.49)
Weighted average number of shares outstanding in per share calculation
Basic	69.8	69.3	69.7	69.9
Diluted	70.9	69.3	70.9	69.9

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(unaudited)
(in millions, except par value)

	June 30, 2021	December 31, 2020

Assets
Current assets
Cash and cash equivalents	$542.2	$665.0
Other current assets	1,454.5	1,213.6
Total current assets	1,996.7	1,878.6
Non-current assets
Property, plant and equipment – net	413.6	406.6
Other non-current assets	658.2	746.6
Total non-current assets	1,071.8	1,153.2
Total assets	$3,068.5	$3,031.8

Liabilities and Stockholders’ Equity
Current liabilities
Current portion of long-term debt	$5.7	$7.6
Other current liabilities	939.3	715.7
Total current liabilities	945.0	723.3
Non-current liabilities
Long-term debt, less current portion	888.5	1,166.2
Other non-current liabilities	201.1	220.8
Total non-current liabilities	1,089.6	1,387.0
Total liabilities	2,034.6	2,110.3

Total stockholders’ equity	1,033.9	921.5
Total liabilities and stockholders’ equity	$3,068.5	$3,031.8

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(unaudited)
(in millions)

	Six Months Ended June 30,
	2021	2020
Operating Activities
Net income (loss)	$114.0	$(34.1)
Depreciation and amortization	25.3	23.6
Changes in operating assets and liabilities and non-cash charges	129.9	22.8
Net cash provided by (used in) operating activities	269.2	12.3
Investing Activities
Capital expenditures	(23.9)	(42.1)
Other investing activities, net	(24.7)	7.5
Net cash provided by (used in) investing activities	(48.6)	(34.6)
Financing Activities
Net cash provided by (used in) financing activities	(337.7)	(78.9)
Effect of exchange rate changes on cash and cash equivalents	(5.5)	(9.0)
Net increase (decrease) in cash and cash equivalents	(122.6)	(110.2)
Cash and cash equivalents at beginning of period	670.1	540.1
Cash and cash equivalents at end of period	$547.5	$429.9

TEREX CORPORATION AND SUBSIDIARIES
SEGMENT RESULTS DISCLOSURE
(unaudited)
(in millions)

	Q2				Year to Date
	2021		2020		2021		2020
		% of		% of		% of		% of
		Net Sales		Net Sales		Net Sales		Net Sales
Consolidated
Net sales	$1,038.7		$690.5		$1,902.9		$1,524.1
Income (loss) from operations	$122.5	11.8%	$7.4	1.1%	$184.0	9.7%	$0.3	—%

AWP
Net sales	$595.2		$413.9		$1,071.9		$925.6
Income (loss) from operations	$65.2	11.0%	$(5.0)	(1.2)%	$91.8	8.6%	$(10.9)	(1.2)%

MP
Net sales	$440.8		$263.6		$819.0		$579.2
Income (loss) from operations	$72.1	16.4%	$23.4	8.9%	$121.2	14.8%	$48.4	8.4%

Corp and Other / Eliminations
Net sales	$2.7		$13.0		$12.0		$19.3
Loss from operations	$(14.8)	*	$(11.0)	*	$(29.0)	*	$(37.2)	*
* Not a meaningful percentage

GLOSSARY

In an effort to provide investors with additional information regarding the Company’s results, Terex refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures which management believes provides useful information to investors. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. In addition, the Company believes that non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Terex believes that this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses. Management of Terex uses both GAAP and non-GAAP financial measures to establish internal budgets and targets and to evaluate the Company’s financial performance against such budgets and targets.

The amounts described below are unaudited, are reported in millions of U.S. dollars (except share data and percentages), and are as of or for the period ended June 30, 2021, unless otherwise indicated.

2021 Outlook
The Company's 2021 outlook for earnings per share is a non-GAAP financial measure because it excludes the impact of potential future acquisitions, divestitures, restructuring, and other unusual items. The Company is not able to reconcile this forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measures without unreasonable efforts because the Company is unable to predict with a reasonable degree of certainty the exact timing and impact of such items. The unavailable information could have a significant impact on the Company's full-year 2021 GAAP financial results. This forward looking information provides guidance to investors about the Company's EPS expectations excluding unusual items that the Company does not believe is reflective of its ongoing operations.

Free Cash Flow The Company calculates a non-GAAP measure of free cash flow. The Company defines free cash flow as Net cash provided by (used in) operating activities, plus (minus) increases (decreases) in Terex Financial Services finance receivables consisting of sales-type leases and commercial loans (“TFS Assets”), less Capital expenditures, net of proceeds from sale of capital assets. The Company believes that this measure of free cash flow provides management and investors further useful information on cash generation or use in our primary operations. The following table reconciles Net cash provided by (used in) operating activities to free cash flow (in millions):

	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
Net cash provided by (used in) operating activities	$131.1	$269.2
Increase (decrease) in TFS assets	(13.1)	(105.6)
Capital expenditures, net of proceeds from sale of capital assets	(16.6)	(22.7)
Free cash flow	$101.4	$140.9